UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
(Date of report; date of earliest event reported): March 28, 2007
Commission file number: 1-3754
GMAC LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	38-0572512 (I.R.S. Employer Identification No.)
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
GMAC LLC (GMAC) is furnishing the Presentation Materials as Exhibit 99.1 to this report, which is incorporated by reference herein. GMAC will present these materials at investor conferences that will take place in New York on March 28th, 2007.
The attached materials are also available at www.gmacfs.com, under United States, Investor Relations, and then the Presentations section.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Presentation Materials
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC LLC (Registrant)
Dated: March 28, 2007	/s/ Sanjiv Khattri
Sanjiv Khattri
Executive Vice President and Chief Financial Officer

Dated: March 28, 2007	/s/ Linda K. Zukauckas
Linda K. Zukauckas
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials